Segment Information	12 Months Ended
Dec. 31, 2025
Segment Reporting [Abstract]
Segment Information
Note 18.	Segment Information

The Company operates as a single segment represented by our core business of producing evaporated and specialty salts serving consumer, food, pharmaceutical, and industrial customers throughout North America. Our Chief Operating Decision Maker (“CODM”) neither manages the business nor deliberately allocates resources by service line, geography, or end market. One customer accounted for 13.3% and 14.8% of the Company’s total revenue during the years ended December 31, 2025 and 2024, respectively.

The CODM is our Chief Executive Officer. The CODM assesses performance for the Company and decides how to allocate resources based on significant expense categories that contribute to net income (loss), as outlined below. The CODM uses these varying results to prioritize the reinvestment of profits within the Company. These results are also used in assessing the Company’s performance and determining management’s compensation. The CODM does not review assets in evaluating the results of the Company, and therefore, such information is not presented.

The following tables provide the operating financial results of the Company:

	Year ended December 31,
	2025	2024
Revenue	$132,079,041	$123,088,183
Cost of revenue	69,632,154	68,224,649
Depreciation, amortization and depletion	15,404,688	13,545,093
Selling expense	4,052,768	3,849,290
Administrative expense	4,336,879	3,841,433
Interest expense	21,292,862	24,413,242
Other segment items	6,144,310	4,187,950
Net income (loss)	$11,215,380	$5,026,526
Capital expenditures - purchases of plant, property and equipment	$(7,583,778)	$(13,387,493)

Other segment items include loss due to casualty; foreign currency gain (loss), unit-based compensation expenses, management fees paid to Emeral Lake, and certain non-recurring expenses including severance expense, and retention bonuses, consulting fees paid to Board of Director, and other consulting fees etc.